Income Taxes - Deferred Tax Assets Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets:
Other differences	$ 1,522	$ 2,870
Tax losses	19,624	7,851
Fixed assets	896	621
Total deferred tax assets	22,042	11,342
Valuation allowances	(21,632)	(11,342)
Net deferred tax asset (liability)	$ 410	$ 0